UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 3, 2011

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 6, 2011, Wells Fargo & Company (the “Company”) announced that Mark C. Oman, Senior Executive Vice President and Head of the Home and Consumer Finance Group, will retire from the Company before the end of 2011. The Company’s news release announcing Mr. Oman’s retirement is filed with this report as Exhibit 99 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders on May 3, 2011. At the meeting, stockholders elected all 14 of the directors nominated by the Board of Directors as each director received a greater number of votes cast “for” his or her election than votes cast “against” his or her election as reflected below. In addition, stockholders approved, on an advisory basis, the compensation of the Company’s named executives as disclosed in the Company’s 2011 proxy statement; voted, on an advisory basis, to have future votes on named executives’ compensation every year; and ratified the appointment of KPMG LLP as independent auditors for 2011. The stockholders did not approve the five stockholder proposals presented at the meeting. The final voting results for each item presented at the meeting are set forth below.

Election of Director Nominees

Director	For	Against	Abstentions	Broker Non-Votes

John D. Baker II	3,666,242,741	365,597,755	10,913,128	487,346,960

John S. Chen	3,961,291,779	70,903,879	10,557,872	487,347,054

Lloyd H. Dean	3,998,278,099	33,780,799	10,688,832	487,352,854

Susan E. Engel	3,951,366,910	71,354,332	10,026,288	497,353,054

Enrique Hernandez, Jr.	3,803,355,484	228,903,812	10,488,234	487,353,054

Donald M. James	3,657,137,668	375,023,017	10,586,845	487,353,054

Mackey J. McDonald	3,709,601,475	322,688,177	10,457,772	487,353,160

Cynthia H. Milligan	3,681,034,061	351,537,111	10,176,558	487,352,854

Nicholas G. Moore	3,998,071,946	34,224,421	10,451,363	487,352,854

Philip J. Quigley	2,820,825,414	1,211,177,726	10,740,609	487,356,835

Judith M. Runstad	3,991,004,410	41,753,744	9,989,576	487,352,854

Stephen W. Sanger	3,985,924,130	46,528,843	10,299,742	487,347,869

John G. Stumpf	3,896,825,674	136,029,538	9,892,318	487,353,054

Susan G. Swenson	3,853,375,592	179,213,203	10,156,435	487,355,354

Advisory Resolution to Approve the Named Executives’ Compensation

For	Against	Abstentions	Broker Non-Votes
3,899,294,197	123,234,019	20,217,579	487,354,789

Advisory Proposal on the Frequency (Every 1, 2, or 3 Years) of Future Advisory Votes Regarding Named Executives’ Compensation

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
3,479,383,321	33,201,808	514,059,669	16,115,164	487,340,622

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Company will hold an annual advisory vote on the compensation of its named executives.

Ratify the Appointment of KPMG LLP as Independent Auditors for 2011

For	Against	Abstentions	Broker Non-Votes
4,441,476,997	77,151,995	11,471,592	0

Stockholder Proposal Regarding an Amendment to the Company’s By-Laws to Allow Holders of 10% of the Company’s Common Stock to Call Special Meetings of Stockholders

For	Against	Abstentions	Broker Non-Votes
1,753,832,185	2,271,863,251	17,046,479	487,358,669

Stockholder Proposal to Provide for Cumulative Voting in Contested Director Elections

For	Against	Abstentions	Broker Non-Votes
1,161,197,347	2,846,741,175	34,798,602	487,363,460

Stockholder Proposal Regarding the Adoption of a Policy to Require an Independent Chairman

For	Against	Abstentions	Broker Non-Votes
1,205,318,876	2,821,990,291	15,422,024	487,369,393

Stockholder Proposal Regarding an Advisory Vote on Director Compensation

For	Against	Abstentions	Broker Non-Votes
195,690,433	3,629,404,269	217,613,344	487,392,538

Stockholder Proposal Regarding an Investigation and Report on Internal Controls for Mortgage Servicing Operations

For	Against	Abstentions	Broker Non-Votes
852,358,218	2,889,837,716	300,527,716	487,376,934

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99	Press Release issued May 6, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: May 6, 2011	/s/ Laurel A. Holschuh
Laurel A. Holschuh
Senior Vice President and Secretary

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